NATIONAL COLLEGIATE STUDENT LOAN TRUST 2005-3

CLOSING DATE: OCTOBER 12, 2005
MONTHLY DISTRIBUTION REPORT

COLLECTION PERIOD                               03/01/06      TO       03/31/06
Monthly Distribution Date                       04/25/06
VOLUME 5

I   Asset and Liability Summary

A.     STUDENT LOAN PORTFOLIO                                                  02/28/06                  CHANGE                   03/31/06
       ----------------------                                                  --------                  ------                   --------
    1  Student Loan Principal                                              $ 1,252,350,860.75        $  (3,685,965.73)       $ 1,248,664,895.02
    2  Student Loan Accrued Interest + Accrued Late Fees                   $    26,781,707.40        $   6,894,918.17        $    33,676,625.57
                                                                           ------------------        ----------------        ------------------
    3  Pool Balance                                                        $ 1,279,132,568.15        $   3,208,952.44        $ 1,282,341,520.59
                                                                           ------------------        ----------------        ------------------

    4  Weighted Average Coupon (WAC)                                                    8.40%                   0.00%                     8.40%
    5  Weighted Average Maturity (WAM)                                           262.4 Months             -1.0 Months              261.4 Months
    6  Number of Loans                                                                102,465                    -257                   102,208
    7  Number of Borrowers                                                             93,870                    -246                    93,624

B.     TRUST ACCOUNTS AND TERI PLEDGE FUND (AT MARKET VALUE)                   02/28/06                  CHANGE                   03/31/06
       -----------------------------------------------------                   --------                  ------                   --------
    1  Collection Account + Collections Receivable Account                 $     5,105,059.06        $   1,011,854.03        $     6,116,913.09
    2  Reserve Account                                                     $   304,549,996.02        $  (2,254,859.87)       $   302,295,136.15
                                                                           ------------------        ----------------        ------------------
    3  Total Trust Accounts                                                $   309,655,055.08        $  (1,243,005.84)       $   308,412,049.24

    4  TERI Pledge Fund                                                    $    67,868,058.09        $       2,322.49        $    67,870,380.58

    5  Total Trust Accounts and TERI Pledge Fund                           $   377,523,113.17        $  (1,240,683.35)       $   376,282,429.82

    6  Pool Balance + Trust Accounts                                       $ 1,588,787,623.23        $   1,965,946.60        $ 1,590,753,569.83

    7  Pool Balance + Trust Accounts + TERI Pledge Fund                    $ 1,656,655,681.32        $   1,968,269.09        $ 1,658,623,950.41

    8  Has a Specified Reserve Account Balance date occurred?   No - first date is November  2006
    9  Has Prepayment Penalty occurred on Class A-5 Notes?  No
    10 Has there been an Applicable Note Margin adjustment?  No - first change is November 2009
    11 Is the Note Parity Ratio less than 101%?   Yes
    12 Has a Subordinate Note Interest Trigger occurred?  No - first measurement date is October 1, 2006
    13 Has a Subordinate Note Principal Trigger occurred (Cumulative Gross Default Rate greater than 10%)?   No

    14 Reserve Account Balance after 4/25 Monthly Distribution Date will be $300,149,330.35

C.     Securities                  Cusip             Index          Spread       Initial Debt Issued            02/28/06            Change                03/31/06          Change               04/25/06            % of Securities
       ----------                  -----             -----          ------       -------------------            --------            ------                --------          ------               --------            ---------------
    1  Class A-1                 63543TAA6          1M LIBOR         0.07%       $    213,375,000.00      $    213,375,000.00      $       -      $    213,375,000.00      $       -       $    213,375,000.00             12.73%
    2  Class A-2                 63543TAB4          1M LIBOR         0.20%       $    415,110,000.00      $    415,110,000.00      $       -      $    415,110,000.00      $       -       $    415,110,000.00             24.76%
    3  Class A-3                 63543TAC2          1M LIBOR         0.24%       $    302,434,000.00      $    302,434,000.00      $       -      $    302,434,000.00      $       -       $    302,434,000.00             18.04%
    4  Class A-4                 63543TAD0          1M LIBOR         0.28%       $    137,008,000.00      $    137,008,000.00      $       -      $    137,008,000.00      $       -       $    137,008,000.00              8.17%
    5  Class A-5 (b)          63543TAE8 & AF5       1M LIBOR         0.38%       $    441,213,000.00      $    441,213,000.00      $       -      $    441,213,000.00      $       -       $    441,213,000.00             26.32%
    6  Class A-IO-1              63543TAG3           Fixed           4.80%                 (c)                      (c)            $       -               (c)             $       -                   (c)                  0.00%
    7  Class A-IO-2              63543TAH1           Fixed           4.80%                 (d)                      (d)            $       -               (d)             $       -                   (d)                  0.00%
    8  Class B (a)               63543TAJ7          1M LIBOR         0.50%       $     83,000,000.00      $     83,000,000.00      $       -      $     83,000,000.00      $       -       $     83,000,000.00              4.95%
    9  Class C (a)               63543TAK4          1M LIBOR         0.71%       $     84,500,000.00      $     84,500,000.00      $       -      $     84,500,000.00      $       -       $     84,500,000.00              5.04%
       -----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
    10 Total Securities                                                          $  1,676,640,000.00      $  1,676,640,000.00      $       -      $  1,676,640,000.00      $       -       $  1,676,640,000.00            100.00%
       -----------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

    (a)The Stepdown Date is the November 2011 Distribution Date.  At the Stepdown Date principal payments made on the Class B and Class C Securities may begin to be paid pro-rata with the Class A Securities.  See the prospectus for complete information concerning the Stepdown Date.
    (b)Class A-5 Securities include Class A-5-1 and A-5-2
    (c)The initial notional amount, in effect thru the November 2009 Distribution Date, equals $440,948,000.
    (d)The initial notional amount, in effect thru the November 2009 Distribution Date, equals $265,000.

National Collegiate Student Loan Trust 2005-3

II  Transactions and Accruals                                                                From 3/1/06 to 3/31/06

A.     Student Loan Cash Principal Activity
    1  Principal Payments Received                                                                  $ (3,695,630.33)
    2  Principal Claims from Guarantor                                                              $   (159,903.77)
    3  Repurchased Principal                                                                        $             -
    4  New Loan Additions                                                                           $             -
    5  Other Adjustments (cancellations, consolidations and other)                                  $   (361,251.46)
       ------------------------------------------------------------------------------------------------------------
    6  Total Principal Collections                                                                  $ (4,216,785.56)
       ------------------------------------------------------------------------------------------------------------

B.     Student Loan Non-Cash Principal Activity
    1  Capitalized Interest                                                                         $    491,358.15
    2  Realized Losses                                                                              $             -
    3  New Loan Additions                                                                           $     22,139.51
    4  Other Adjustments                                                                            $     17,322.17
       ------------------------------------------------------------------------------------------------------------
    5  Total Non-Cash Principal Activity                                                            $    530,819.83
       ------------------------------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------
C.     Total Student Loan Principal Activity (II.A.6 + II.B.5)                                      $ (3,685,965.73)
       ------------------------------------------------------------------------------------------------------------

D.     Student Loan Cash Interest & Fees Activity
    1  Interest Payments Received                                                                   $ (1,522,090.76)
    2  Interest Claims from Guarantor                                                                   $ (5,121.25)
    3  Repurchased Interest                                                                         $             -
    4  New Loan Additions                                                                           $             -
    5  Late Fees                                                                                    $     (2,310.61)
    6  Other Adjustments (cancellations, consolidations and other)                                  $     (1,484.66)
       ------------------------------------------------------------------------------------------------------------
    7  Total Interest Collections                                                                   $ (1,531,007.28)
       ------------------------------------------------------------------------------------------------------------

E.     Student Loan Non-Cash Interest & Fees Activity
    1  Interest Accruals                                                                            $  8,917,937.27
    2  Capitalized Interest                                                                         $   (491,358.15)
    3  Realized Losses                                                                              $             -
    4  Other Adjustments                                                                            $     (3,205.84)
    5  Non-Cash Late Fees                                                                           $      2,552.17
       ------------------------------------------------------------------------------------------------------------
    6  Total Non-Cash Interest Activity                                                             $  8,425,925.45
       ------------------------------------------------------------------------------------------------------------

       ------------------------------------------------------------------------------------------------------------
F.     Total Student Loan Interest & Fees Activity (II.D.7 + II.E.6)                                $  6,894,918.17
       ------------------------------------------------------------------------------------------------------------

National Collegiate Student Loan Trust 2005-3

III Collection Account Activity                                    From 3/1/06 to 3/31/06

 A.    Collection Account
    1  Collections by Servicers                                            $ 5,580,457.21
    2  Claim Payments from Guarantor                                       $   165,025.02
    3  Liquidation Proceeds and Recoveries                                 $            -
    4  Sale Proceeds                                                       $            -
    5  Investment Earnings on Trust Accounts                               $ 1,225,600.38
    6  Excess of Specified Reserve Account Balance                         $            -
    7  Other Receipts (Late Fees and Other)                                $     2,310.61
    8  Prior Month Allocation                                              $   336,961.85
    9  Other                                                               $        61.78
       -----------------------------------------------------------------------------------
    10 Total Available Funds                                               $ 7,310,416.85
       -----------------------------------------------------------------------------------

 B.    Allocations thru 3/31/06 with Payments and Distributions for 4/25/06        Total Available          Remaining               Reserve
                                                                                        Funds                 Funds                 Transfer
                                                                                   $  7,310,416.85        $ 7,310,416.85
    1  Payment of Trust Expenses, Servicer, Administrator,
       Paying Agent and Back-up Administrator
            (a) Payment of Trust Expenses                                          $             -        $ 7,310,416.85        $               -
            (b) Payment of Servicing Fees                                          $    170,518.95        $ 7,139,897.90        $               -
            (c) Payment of Administration Fees & Expenses                          $     58,397.09        $ 7,081,500.81        $               -
            (d) Payment to Irish Paying Agent                                      $             -        $ 7,081,500.81        $               -
            (e) Payment of Back-up Administration Fees                             $      1,000.00        $ 7,080,500.81        $               -
    2  Allocation of Trust Expenses, Servicer, Administrator,
       Paying Agent and Back-up Administrator
            (a) Allocation of Trust Expenses                                                              $ 7,080,500.81        $               -
            (b) Allocation of Servicing Fees                                       $    170,518.95        $ 6,909,981.86        $               -
            (c) Allocation of Administration Fees & Expenses                                              $ 6,909,981.86        $               -
            (d) Allocation to Irish Paying Agent                                                          $ 6,909,981.86        $               -
            (e) Allocation of Back-up Administration Fees                                                 $ 6,909,981.86        $               -
    3  Payment to TERI Pledge Fund, additional Guaranty Fees                                              $ 6,909,981.86        $               -
    4  Allocation to TERI Pledge Fund, additional Guaranty Fees                    $    217,478.04        $ 6,692,503.82        $               -
    5  Payment of Interest Distribution Amount to Class A Securities:
            (a) Class A-1                                                          $    840,198.26        $ 5,852,305.56        $               -
            (b) Class A-2                                                          $  1,678,033.40        $ 4,174,272.16        $               -
            (c) Class A-3                                                          $  1,232,299.00        $ 2,941,973.16        $               -
            (d) Class A-4                                                          $    562,668.15        $ 2,379,305.01        $               -
            (e) Class A-5                                                          $  1,847,527.58        $   531,777.43        $               -
            (f) Class A-IO-1 *                                                     $  1,704,998.94        $            -        $    1,173,221.51
            (g) Class A-IO-2 *                                                     $      1,024.67        $            -        $    1,174,246.18
    6  Payment of Interest Distribution Amount to Class B Securities:
            (a) Class B                                                            $    355,576.08        $            -        $    1,529,822.26
    7  Payment of Interest Distribution Amount to Class C Securities:
            (b) Class C                                                            $    376,296.74        $            -        $    1,906,119.00
    8  Payment to Reserve Account up to Specified Reserve Account Balance          $             -        $            -        $               -
    9  Payment to TERI, to Purchase Rehabilitated Loans                            $             -        $            -        $               -
    10 Payment of Principal Distribution Amount to Class A Securities:
            (a) Class A-1                                                          $             -        $            -        $               -
            (b) Class A-2                                                          $             -        $            -        $               -
            (c) Class A-3                                                          $             -        $            -        $               -
            (d) Class A-4                                                          $             -        $            -        $               -
            (e) Class A-5                                                          $             -        $            -        $               -
    11 Payment of Principal Distribution Amount to Class B Securities:
            (a) Class B                                                            $             -        $            -        $               -
    12 Payment of Principal Distribution Amount to Class C Securities:
            (b) Class C                                                            $             -        $            -        $               -
    13 Payment of any Unreimbursed Advances:                                       $             -        $            -        $               -
            (a) Payment of Trust Expenses                                          $             -        $            -        $               -
            (b) Payment of Servicing Fees                                          $             -        $            -        $               -
            (c) Payment of Administration Fees                                     $             -        $            -        $               -
            (d) Payment of Irish Paying Agent                                      $             -        $            -        $               -
            (e) Payment of Back-up Administration Fees                             $             -        $            -        $               -
            (f) Payment to First Marblehead Corporation                            $             -        $            -        $               -
    14 Remaining Amounts of Principal, if below condition is in effect?            $             -        $            -        $               -
            (a) Is a Turbo Trigger in effect?                                            No
    15 Payment of any Unpaid Prepayment Penalties to Class A-5 Noteholders         $             -        $            -        $               -
    16 To FMC, any unpaid and accrued structuring advisory fees
       and then to the Certificateholers                                           $             -        $            -        $               -

* 29 days of interest will be paid to the Grantor Trust and 30 days of interest will be paid from the Grantor Trust

National Collegiate Student Loan Trust 2005-3

IV  Parity Calculations (excludes TERI Pledge Fund)                                02/28/06       03/31/06

    1  Senior Parity (Pool Balance + Trust Accounts / Class A Securities) (a)       105.28%       105.41%
    2  Total Parity (Pool Balance + Trust Accounts / Securities) (a)                 94.76%        94.88%

    (a)Parity ratio calculations includes all Securities

V   Portfolio Characteristics by Payment Status

                                                         WAC                   # of Loans                      %                             Principal Amount                             %
                                                         ---                   ----------                    -----                           ----------------                          ------

    Payment Status                              02/28/06     03/31/06     02/28/06      03/31/06     02/28/06     03/31/06         02/28/06                  03/31/06          02/28/06      03/31/06
    --------------                              --------     --------     --------      --------     --------     --------         --------                  --------          --------      --------
    Interim (1)
          In School                                8.44%        8.44%       89,283        88,092       87.14%       86.19%     $ 1,104,791,526.63      $ 1,090,301,845.58        88.22%        87.32%
    -------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
    Total Interim                                                           89,283        88,092       87.14%       86.19%     $ 1,104,791,526.63      $ 1,090,301,845.58        88.22%        87.32%
    -------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
    Repayment
          Active
                   Current                         8.12%        8.11%       12,056        12,785       11.77%       12.51%     $   135,592,171.92      $   143,572,360.14        10.83%        11.50%
                   31-60 Days Delinquent           8.00%        8.33%          356           355        0.35%        0.35%     $     3,572,904.67      $     3,799,796.81         0.29%         0.30%
                   61-90 Days Delinquent           8.05%        8.14%          191           153        0.19%        0.15%     $     1,905,584.97      $     1,611,316.69         0.15%         0.13%
                   91-120 Days Delinquent          8.42%        8.16%           40            82        0.04%        0.08%     $       494,110.52      $       822,409.85         0.04%         0.07%
                   121-150 Days Delinquent         8.14%        8.88%           13            26        0.01%        0.03%     $       210,893.29      $       341,236.76         0.02%         0.03%
                   151-180 Days Delinquent         8.39%        8.52%           15            11        0.01%        0.01%     $       177,152.61      $       133,982.58         0.01%         0.01%
                   > 180 Days Delinquent           8.44%        8.41%           16            21        0.02%        0.02%     $       163,068.79      $       301,611.17         0.01%         0.02%

          Forbearance                              7.80%        7.88%          495           683        0.48%        0.67%     $     5,443,447.35      $     7,780,335.44         0.43%         0.62%
    -------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
    Total Repayment                                                         13,182        14,116       12.86%       13.81%     $   147,559,334.12      $   158,363,049.44        11.78%        12.68%
    -------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

    -------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------
    Grand Total                                                            102,465       102,208      100.00%      100.00%     $ 1,252,350,860.75      $ 1,248,664,895.02       100.00%       100.00%
    -------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------------

    (1)Loans in Interim Status have not yet had a scheduled payment.

National Collegiate Student Loan Trust 2005-3

VI  Portfolio Characteristics by Borrower Type and School Type

                                                                02/28/06                           03/31/06
                                                                --------                           --------
    Borrower Type                                Principal Amount         %         Principal Amount         %
    -------------                                ----------------      -------      ----------------      -------
    Creditworthy Cosigned Loans                 $ 1,007,579,742.62      80.46%     $ 1,004,621,483.79      80.46%
    Creditworthy Non-Cosigned Loans             $   208,252,146.27      16.63%     $   207,596,419.37      16.63%
    Creditready Loans                           $    36,518,971.86       2.92%     $    36,446,991.86       2.92%
    -------------------------------------------------------------------------------------------------------------
    Total                                       $ 1,252,350,860.75     100.00%     $ 1,248,664,895.02     100.00%
    -------------------------------------------------------------------------------------------------------------

                                                                02/28/06                           03/31/06
                                                                --------                           --------
    School Type                                  Principal Amount         %         Principal Amount         %
    -----------                                  ----------------      -------      ----------------      -------
    2 Year Private                              $    17,323,926.93       1.38%     $    17,907,339.44       1.43%
    2 Year Public                               $   126,605,205.44      10.11%     $   126,189,925.09      10.11%
    4 Year Private                              $   321,029,703.66      25.63%     $   319,742,198.94      25.61%
    4 Year Public                               $   505,100,845.90      40.33%     $   503,561,948.53      40.33%
    Graduate                                    $   170,943,453.60      13.65%     $   170,445,595.30      13.65%
    K-12                                        $    28,385,333.59       2.27%     $    28,062,076.65       2.25%
    Proprietary                                 $    82,962,391.63       6.62%     $    82,755,811.07       6.63%
    Other                                       $                -       0.00%     $                -       0.00%
    -------------------------------------------------------------------------------------------------------------
    Total                                       $ 1,252,350,860.75     100.00%     $ 1,248,664,895.02     100.00%
    -------------------------------------------------------------------------------------------------------------

VII    Default  Detail

                                                                                02/28/06             03/31/06
                                                                                --------             --------
                                                                             Principal Amount     Principal Amount
                                                                             ----------------     ----------------
A.     Cumulative Claims Filed to TERI(1)                                    $     515,106.11     $     953,866.07

B.     Cumulative Gross Default Rate (2)                                                 0.31%                0.53%

C.     Claims Cancelled (Non-Default)                                        $              -     $      47,201.61

D.     Cumulative Default Rate after Claims Cancelled (3)                                0.31%                0.50%

E.     Cumulative Claim Payments Made by TERI                                $     194,537.61     $     354,441.38

F.     Claims in Process                                                     $     320,568.50     $     552,223.08

G.     Cumulative net loss, claims rejected, aged 24 months or more          $              -     $              -

H.     Is TERI Principal Trigger in effect?                                          No                  No
       Is TERI Turbo Trigger in effect?                                              No                  No

    (1)Cumulative principal balance of student loans subject to a TERI guaranty event as of  the last day of the Collection Period.
    (2)Section VII.A divided by the principal balance of all Student Loans that have entered repayment status plus cumulative principal payments received by the Trust.
    (3)Section VII.A adjusted by ( C ) Claims Cancelled and returned to a non-default status divided by the cumulative principal balance defined in footnote (2).